CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Asian American Business Development Company (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-QSB for the nine months ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ James E. Hogue
                                 ----------------------
                                 James E. Hogue
                                 Chief Executive Officer

December 12, 2005




                             CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Asian American Business Development Company (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-QSB for the nine months ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ John M. Thompson, III
                                 ----------------------
                                 John M. Thompson, III
                                 Chief Financial Officer

December 12, 2005